UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-05339

CONCORDE FUNDS, INC.

(Exact name of registrant as specified in charter)

5430 LBJ Freeway, Suite 1500, Dallas, TX 75240-2675

(Address of principal executive offices) (Zip code)

Gary B. Wood, 5430 LBJ Freeway, Suite 1500, Dallas, TX 75240-2675

(Name and address of agent for service)

Registrant’s telephone number, including area code: (972) 404-1500

Date of fiscal year end:     September 30, 2004

Date of reporting period:     September 30, 2004

Item 1.     Reports to Stockholders.

November 16, 2004

Dear Shareholders,

      We are pleased to present the Annual Report of Concorde Funds, Inc., for the fiscal year ended September 30, 2004. Concorde Investment Management, the investment advisor for Concorde Funds, Inc., has continued to manage with a strict value style discipline. Concorde Value Fund (the “Fund”) has achieved its goal of long-term growth of capital as well as consistent performance and capital preservation over the market cycles of the last five years.

		Annualized*	Annualized*
	Full Fiscal Year*	3 Years Ending	5 Years Ending
	Oct 2003-Sept 2004	Sept 2004	Sept 2004

Concorde Value Fund	13.01%	3.60%	4.43%
S&P 500	13.88%	4.09%	(1.27)%
Russell 2000	18.78%	13.73%	7.46%
Wilshire All Value	20.94%	8.63%	3.74%
Wilshire 4500	18.15%	13.67%	4.06%
NASDAQ	6.75%	8.67%	(6.48)%

*	Source = Morningstar, Inc.; Wilshire Associates

     The Fund generated a 13.01% total return for the fiscal year ending September 30, 2004. This was a very competitive return as compared to most large capitalization oriented indices, such as the S&P 500 and the NASDAQ Composite, but lagged smaller cap indices as that segment of the market led the continued recovery from the 2000-2002 bear market. The gains of individual positions in the Fund were widespread although there were pockets of significant over and under performance.

      The sectors with the greatest positive contributions to performance include conglomerates, energy, industrial cyclicals and real estate as the more economically sensitive stocks reflected strong domestic economic growth. Sectors which posted losses for the year included entertainment, technology and utilities.

      Individual stocks which provided the greatest contribution toward the gains for the year included Tyco International, SuperValu Inc., Conoco Phillips, Devon Energy, Weatherford International, Delphi Financial Group, Conmed, Johnson & Johnson, U.S. Oncology, Lockheed Martin, Terex, First Industrial Realty, IHOP Corp., and Waste Management. Tyco stock continued to reflect the recognition of the strength of its operating companies and outstanding cash flow and SuperValu stock rose along with continued progress in the distribution and retail divisions of the company. Conoco Phillips, Devon and Weatherford stocks increased as energy prices and activity increased along with the recognition of superior management decisions. Delphi Financial, Conmed and Johnson & Johnson continued to report steady financial progress as they had done even during the economic slowdown in 2001-2002 and their stock valuations were rewarded. U.S. Oncology, a

Fund holding for several years, was purchased by a private company during the summer and we realized a significant long term gain and another verification of our valuation methodology. Terex stock rose as worldwide industrial sectors continued to gain strength. First Industrial and Waste Management stocks rose as their businesses participated in the domestic recovery of industrial activity. IHOP Corp. continued to post some of the best results in the casual dining segment and the switch to the new franchise oriented business model showed good progress.

      Despite the overall positive performance for the year, several Fund holdings had negative returns. Comcast and Viacom, the Fund’s only entertainment holdings, both had moderate unrealized losses as valuations continue to languish in this industry. We believe both companies have outstanding long term futures and are excellent investments at current price levels. Fiserv, another new holding of moderate size, dropped slightly from our original purchase price as we are continuing to build a position. Tenet Healthcare continued to struggle with operational, strategic and regulatory problems and the stock dropped further during the year. We believe that the risk to reward relationship is still attractive at the lower prices despite the problems. Oracle’s stock dropped moderately as software and technology stocks were weak despite improved business conditions and as Oracle wrestled with the drawn-out attempt to purchase a major competitor. Intel fell along with most semiconductor and hardware stocks, however we did realize some significant gains earlier in the year at prices above year-end levels.

      In summary, we were satisfied with the appreciation and volatility levels for the Fund during the year although larger than normal cash positions and some hedging reduced overall gains. We will continue to implement our multicap, focused portfolio strategy in the future while searching for individual stocks which meet our fundamental purchase criteria. Currently we believe the broad equity markets are moderately undervalued and we are still able to find some attractive new purchases. This combination leads us to a cautious optimism toward the prospects for investment returns in the future.

Summary

       Thank you for your past and future support as we strive to maintain the highest standards to managing Concorde Funds, Inc.

Sincerely,

Gary B. Wood, Ph.D.
President

(VALUE FUND CHART)

	Concorde Value Fund	Russell 2000	S&P 500	Wilshire All Value

Sep-94	10000.00	10000.00	10000.00	10000.00
	9976.00	9960.00	10224.00	10125.00
	9609.00	9558.00	9852.00	9741.00
Dec-94	9364.00	9814.00	9998.00	9856.00
	9347.00	9690.00	10257.00	10149.00
	9466.00	10093.00	10656.00	10298.00
Mar-95	9712.00	10266.00	10970.00	10545.00
	9975.00	10494.00	11292.00	10881.00
	10230.00	10674.00	11743.00	11354.00
Jun-95	10604.00	11228.00	12015.00	11613.00
	11097.00	11875.00	12413.00	12068.00
	11105.00	12121.00	12444.00	12244.00
Sep-95	11326.00	12338.00	12969.00	12641.00
	11131.00	11786.00	12923.00	12444.00
	11556.00	12281.00	13489.00	13070.00
Dec-95	11619.00	12605.00	13749.00	13361.00
	11886.00	12592.00	14216.00	13734.00
	11998.00	12984.00	14349.00	13892.00
Mar-96	12239.00	13253.00	14486.00	14135.00
	12472.00	13962.00	14699.00	14273.00
	12756.00	14512.00	15077.00	14452.00
Jun-96	12609.00	13916.00	15134.00	14397.00
	12067.00	12701.00	14465.00	13794.00
	12472.00	13439.00	14771.00	14279.00
Sep-96	12876.00	13964.00	15601.00	14846.00
	13161.00	13749.00	16031.00	15335.00
	13781.00	14316.00	17242.00	16446.00
Dec-96	13702.00	14691.00	16900.00	16274.00
	14511.00	14985.00	17955.00	17078.00
	14428.00	14622.00	18097.00	17281.00
Mar-97	13913.00	13931.00	17355.00	16650.00
	14759.00	13970.00	18389.00	17321.00
	15513.00	15524.00	19507.00	18388.00
Jun-97	16185.00	16190.00	20381.00	19138.00
	17362.00	16943.00	22001.00	20690.00
	16975.00	17331.00	20769.00	20022.00
Sep-97	18079.00	18600.00	21905.00	21185.00
	17463.00	17783.00	21174.00	20497.00
	17518.00	17668.00	22154.00	21114.00
Dec-97	17671.00	17977.00	22535.00	21722.00
	17711.00	17693.00	22785.00	21353.00
	19054.00	19000.00	24428.00	22956.00
Mar-98	19916.00	19783.00	25679.00	24191.00
	20398.00	19892.00	25938.00	24465.00
	19776.00	18820.00	25492.00	23978.00
Jun-98	19435.00	18859.00	26527.00	24292.00
	18263.00	17334.00	26246.00	23670.00
	15236.00	13967.00	22456.00	19750.00
Sep-98	15396.00	15061.00	23895.00	20886.00
	16599.00	15676.00	25838.00	22517.00
	17250.00	16497.00	27404.00	23611.00
Dec-98	17928.00	17518.00	28982.00	24374.00
	18068.00	17751.00	30194.00	24457.00
	17509.00	16313.00	29255.00	23823.00
Mar-99	17870.00	16568.00	30425.00	24448.00
	19025.00	18052.00	31602.00	26560.00
	18908.00	18316.00	30857.00	26608.00
Jun-99	19713.00	19144.00	32569.00	27433.00
	19223.00	18619.00	31553.00	28283.00
	18897.00	17930.00	31395.00	27355.00
Sep-99	18080.00	17934.00	30535.00	26280.00
	18442.00	18007.00	32468.00	27316.00
	18500.00	19082.00	33127.00	27417.00
Dec-99	19107.00	21242.00	35078.00	27938.00
	18769.00	20900.00	33317.00	26893.00
	18553.00	24351.00	32688.00	25373.00
Mar-00	19973.00	22746.00	35884.00	27994.00
	20202.00	21377.00	34804.00	27698.00
	20359.00	20131.00	34091.00	27756.00
Jun-00	20443.00	21886.00	34933.00	26568.00
	20612.00	21181.00	34388.00	26791.00
	21924.00	22798.00	36523.00	28656.00
Sep-00	21611.00	22127.00	34595.00	28426.00
	21683.00	21140.00	34450.00	28716.00
	20768.00	18969.00	31735.00	27329.00
Dec-00	21989.00	20599.00	31891.00	28813.00
	23029.00	21672.00	33023.00	29433.00
	22052.00	20250.00	30014.00	28326.00
Mar-01	20860.00	19260.00	28114.00	27315.00
	22128.00	20766.00	30296.00	28907.00
	22331.00	21277.00	30499.00	29431.00
Jun-01	22268.00	22030.00	29758.00	28919.00
	22179.00	20838.00	29466.00	28563.00
	21494.00	20165.00	27625.00	27172.00
Sep-01	20125.00	17451.00	25395.00	24637.00
	20531.00	18472.00	25880.00	24615.00
	21938.00	19902.00	27865.00	26141.00
Dec-01	22217.00	21130.00	28111.00	26964.00
	22080.00	20910.00	27700.00	26619.00
	21970.00	20337.00	27166.00	26547.00
Mar-02	22656.00	21972.00	28187.00	28063.00
	22231.00	22172.00	26479.00	27187.00
	22148.00	21188.00	26286.00	27201.00
Jun-02	20515.00	20137.00	24414.00	25384.00
	18924.00	17096.00	22512.00	22894.00
	19239.00	17053.00	22659.00	23150.00
Sep-02	17551.00	15829.00	20198.00	20536.00
	18251.00	16337.00	21973.00	22054.00
	19335.00	17794.00	23265.00	23602.00
Dec-02	18347.00	16803.00	21900.00	22375.00
	17559.00	16338.00	21328.00	21791.00
	17306.00	15844.00	21008.00	21083.00
Mar-03	17236.00	16049.00	21212.00	21028.00
	18207.00	17570.00	22958.00	23110.00
	19529.00	19455.00	24165.00	24996.00
Jun-03	19220.00	19807.00	24474.00	25323.00
	19782.00	21047.00	24905.00	25900.00
	20528.00	22011.00	25391.00	26506.00
Sep-03	19796.00	21604.00	25124.00	26111.00
	20584.00	23419.00	26544.00	27947.00
	20951.00	24250.00	26777.00	28397.00
Dec-03	22189.00	24743.00	28181.00	30024.00
	22460.00	25816.00	28699.00	30703.00
	22660.00	26049.00	29098.00	31387.00
Mar-04	22689.00	26291.00	28661.00	31158.00
	22376.00	24950.00	28214.00	30329.00
	22376.00	25347.00	28601.00	30557.00
Jun-04	23161.00	26414.00	29156.00	31266.00
	22105.00	24636.00	28194.00	30553.00
	21961.00	24511.00	28306.00	30947.00
Sep-04	22361.00	25660.00	28612.00	31582.00

NOTE:	The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks. The Wilshire All Value is an index representing performance of a universe of equity mutual funds investing in a broad measure of value stocks. This index is a combination of all stocks in the Wilshire Large Value Index and the Wilshire Small Value Index. The S&P 500 consists of 500 Selected Stocks, most of which are listed on the New York Stock Exchange. It is a widely recognized unmanaged index of stock prices. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(PORTFOLIO HOLDINGS PIE CHART)

SHORT							ENERGY
TERM	FINANCE						AND
DEMAND	AND	INDUSTRIAL		CONSUMER	RETAIL		NATURAL					REAL
NOTES	INSURANCE	CYCLICALS	HEALTH	STAPLES	TRADE	ENTERTAINMENT	RESOURCES	SERVICES	CONGLOMERATES	TECHNOLOGY	UTILITIES	ESTATE

15.3	15.00	12.60	11.60	7.70	7.00	6.70	6.40	5.80	5.40	3.40	1.90	1.20

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders

Concorde Funds, Inc.

      We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc., including the schedules of investments in securities and covered call options written, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended September 30, 2001 were audited by other auditors whose report dated November 6, 2001, expressed an unqualified opinion on the financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas

October 28, 2004

CONCORDE VALUE FUND

SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2004

	Shares or
	Principal		Percent of
	Amount	Value	Net Assets

COMMON STOCKS
CONGLOMERATES
Tyco International Ltd.	26,030	$798,080	5.40%

CONSUMER STAPLES
Altria Group Inc. (b)	8,200	385,728	2.61
Playtex Products Inc. (a)	33,000	207,900	1.41
SUPERVALU INC	20,000	551,000	3.73

		1,144,628	7.75

ENERGY AND NATURAL RESOURCES
Devon Energy Corporation	9,000	639,090	4.32
Weatherford International Ltd. (a)	6,000	306,120	2.07

		945,210	6.40

ENTERTAINMENT
Comcast Corporation Class A	21,000	586,320	3.97
Viacom Inc. Class B	12,000	402,720	2.73

		989,040	6.69

FINANCE AND INSURANCE
Delphi Financial Group Inc.	11,622	466,856	3.16
Fiserv Inc (a)	9,500	331,170	2.24
Lehman Brothers Holdings Inc.	10,600	845,032	5.72
MBIA Inc.	10,000	582,100	3.94

		2,225,158	15.06

HEALTH
Abbott Laboratories	12,500	529,500	3.58
Conmed Corporation (a)	14,000	368,200	2.49
Johnson & Johnson	13,500	760,455	5.15
Tenet Healthcare Corp. (a)	6,000	64,740	0.44

		1,722,895	11.66

INDUSTRIAL CYCLICALS
Illinois Tool Works Inc.	5,500	512,435	3.47
Lockheed Martin Corporation	12,500	697,250	4.72
Terex Corporation (a)	15,000	651,000	4.41

		1,860,685	12.59

REAL ESTATE
First Industrial Realty Trust, Inc.	5,000	184,500	1.25

See notes to financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2004

	Shares or
	Principal		Percent of
	Amount	Value	Net Assets

COMMON STOCKS (continued)
RETAIL TRADE
IHOP Corporation	14,000	$534,940	3.62%
Office Depot Inc. (a)	15,000	225,450	1.53
Sonic Automotive Inc.	13,500	270,675	1.83

		1,031,065	6.98

SERVICES
Oracle Corporation (a)	35,550	401,004	2.71
Waste Management Inc.	17,000	464,780	3.15

		865,784	5.86

TECHNOLOGY
Intel Corporation	25,000	501,500	3.39

UTILITIES
CH Energy Group, Inc.	6,000	274,800	1.86

TOTAL COMMON STOCKS (cost $8,339,460)		12,543,345	84.88

SHORT TERM DEMAND NOTES
American Family Financial Services, 1.4525%	735,301	735,301	4.98
Wisconsin Corporate Central Credit Union, 1.51%	735,301	735,301	4.98
US Bank, 1.59%	801,015	801,015	5.42

TOTAL SHORT TERM DEMAND NOTES (cost $2,271,617)		2,271,617	15.38

TOTAL INVESTMENTS IN SECURITIES (cost $10,611,077)		$14,814,962	100.25%

Notes:

(a)	Presently non-income producing
(b)	4,000 shares subject to option

CONCORDE VALUE FUND

COVERED CALL OPTIONS WRITTEN

September 30, 2004

	Shares Subject
	to Call	Value

SECURITY/EXPIRATION DATE/EXERCISE PRICE
Altria Group Inc./ November/40	4,000	$28,800

TOTAL (premiums received $22,999)		$28,800

See notes to financial statements.

CONCORDE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004

ASSETS
Investments in securities, at value (cost $10,611,077)	$14,814,962
Receivables
Dividends	16,016
Interest	2,309
Other assets	2,856

TOTAL ASSETS	14,836,143

LIABILITIES
Covered call options written, at value (premiums received $22,999)	28,800
Investment advisory fee payable	10,841
Accrued expenses	18,334

TOTAL LIABILITIES	57,975

NET ASSETS	$14,778,168

Analysis of Net Assets:
Net capital paid in on shares of capital stock	$9,978,523
Undistributed investment loss	(179,244)
Undistributed net realized gains	780,805
Net unrealized appreciation	4,198,084

$14,778,168

Capital shares outstanding	943,851
Net asset value and offering price per share
Net asset value per share	$15.66

See notes to financial statements.

CONCORDE VALUE FUND

STATEMENT OF OPERATIONS

Year Ended September 30, 2004

Investment income
Dividends	$173,356
Interest	16,562

Total investment income	189,918

Expenses
Investment advisory fee	130,410
Custodian fees	5,274
Printing, postage and delivery	16,636
Accounting fees	23,119
Transfer agent fees	15,043
Legal fees	83,871
Registration fees	2,494
Audit and tax fees	16,590
Other expenses	7,237

Total expenses	300,674

NET INVESTMENT LOSS	(110,756)

REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS AND REALIZED LOSS AND UNREALIZED APPRECIATION ON COVERED CALL OPTIONS WRITTEN
Net realized gain on investments in securities	883,530
Net realized loss on covered call options written	(99,313)
Net change in unrealized appreciation of investments in securities	1,026,190
Net change in unrealized depreciation of covered call options written	1,377

NET GAIN ON INVESTMENTS	1,811,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,701,028

See notes to financial statements.

CONCORDE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30, 2004 and 2003

	2004	2003

CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(110,756)	$(71,187)
Net realized gain on investments	784,217	219,789
Net change in unrealized appreciation of investments	1,027,567	1,332,306

Net increase in net assets resulting from operations	1,701,028	1,480,908
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(36,484)
Net realized gains on investments	(214,432)	(264,512)
CAPITAL SHARE TRANSACTIONS — NET	270,746	157,464

Total increase in net assets	1,757,342	1,337,376
NET ASSETS
Beginning of year	13,020,826	11,683,450

End of year (including undistributed net investment loss of $179,244 and $68,488 respectively)	$14,778,168	$13,020,826

See notes to financial statements.

CONCORDE VALUE FUND

FINANCIAL HIGHLIGHTS

	Year ended September 30,

	2004	2003	2002	2001	2000

PER SHARE DATA(1):
Net asset value, beginning of year	$14.07	$12.79	$15.87	$17.95	$15.50

Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.08)	0.04	0.06	0.03
Net realized and unrealized gain (loss) on investments	1.94	1.69	(1.79)	(1.22)	2.93

Total income (loss) from investment operations	1.82	1.61	(1.75)	(1.16)	2.96

Less distributions:
Distributions from net investment income	—	(0.04)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	(0.23)	(0.29)	(1.30)	(0.86)	(0.49)

Total from distributions	(0.23)	(0.33)	(1.33)	(0.92)	(0.51)

Net asset value, end of year	$15.66	$14.07	$12.79	$15.87	$17.95

TOTAL RETURN	13.01%	12.77%	(12.75% )	(6.68% )	19.71%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$14,778	$13,021	$11,683	$13,690	$15,813
Ratio of expenses to average net assets	2.08%	1.98%	1.44%	1.50%	1.46%
Ratio of net investment income (loss) to average net assets	(0.76% )	(0.57% )	0.25%	0.34%	0.20%
Portfolio turnover rate	34.82%	19.83%	40.94%	34.60%	34.08%

(1)	Per share information has been calculated using the average number of shares outstanding.

See notes to financial statements.

CONCORDE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

Note 1 —	Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

      Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF SECURITIES

      Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

OPTION WRITING

      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 —	Nature of Business and Summary of Significant Accounting Policies (continued)

INCOME TAXES

      The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

      Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At September 30, 2004, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 2 —	Covered Call Options Written

      As of September 30, 2004, investment securities valued at $188,160 were held by the custodian in connection with covered call options written by the Fund.

      Transactions in covered call options written for the year ended September 30, 2004 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at September 30, 2003	35	$58,622
Options written	1,055	537,900
Options expired	(100)	(9,100)
Options exercised	(150)	(84,896)
Options terminated in closing purchase transactions	(800)	(479,527)

Options outstanding at September 30, 2004	40	$22,999

Note 3 —	Distribution to Shareholders

      A distribution to shareholders of $0.23 per share aggregating $214,432 was declared on December 16, 2003 from net realized gains from investment transactions. The distribution was paid on December 18, 2003 to shareholders of record on December 16, 2003.

      At September 30, 2004, the Fund had undistributed net realized gains of $780,805, of which none are short term.

Note 4 —	Capital Share Transactions

      As of September 30, 2004, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use. As of September 30, 2004, capital paid-in aggregated $9,978,523.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 —	Capital Share Transactions (continued)

      Transactions in shares of capital stock for the years ended September 30, 2004 and 2003 were as follows:

	2004		2003

	Shares	Amount	Shares	Amount

Shares sold	23,845	$368,084	14,028	$190,726
Shares issued in reinvestment of dividends	14,285	214,427	22,942	300,996

	38,130	582,511	36,970	491,722
Shares redeemed	19,917	311,765	24,638	334,258

Net increase	18,213	$270,746	12,332	$157,464

Note 5 —	Investment Transactions

      Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $4,385,414 and $4,958,812, respectively, for common stock, and $0 and $0, respectively, for U.S. government obligations for the year ended September 30, 2004. There were no differences in the cost basis or the net unrealized appreciation of the Fund’s investments as of September 30, 2004 for financial statement or income tax purposes. As of September 30, 2004, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

Unrealized appreciation	$4,318,720
Unrealized depreciation	(120,636)

Net unrealized appreciation	$4,198,084

Note 6 —	Investment Advisory Fees and Other Transactions with Affiliates

      The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.9% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $130,410 for the year ended September 30, 2004, of which $10,841 was payable at year end.

      Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

Note 7 —	Value Line Contingency

      On April 27, 2004, Concorde Funds, Inc. filed a lawsuit in Texas against Value Line, Inc. and seven individuals seeking to recover damages that it suffered as a result of certain actions, including liquidation of the Concorde Income Fund, taken in preparation for consummation of an agreement under which Value Line, Inc. would become adviser to the Concorde Value Fund. Value Line, Inc. terminated the agreement and separate litigation is pending in New York between Concorde and Value Line, Inc. relative to the breach of the agreement. The defendants have filed motions to dismiss the Texas litigation and transfer the case to New York. There have been no rulings on the pending motions.

FUND EXPENSES

       As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2004.

Actual Expenses

       The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.

      Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

       The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses*
			Paid During
		Ending Account	Period — 6
	Beginning Account	Value	Months Ended
	Value	September 30,	September 30,
	April 1, 2004	2004	2004

Actual	$1,000.00	$985.53	$10.31
Hypothetical (5% return before expenses)	$1,000.00	$1,018.14	$10.59

*	Expenses are equal to the FUND’s annualized expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

DIRECTORS AND OFFICERS

Other
		Term of Office		Directorships
	Position(s)	and Length	Principal Occupation(s) During	Held by Director
Name, Address and Age	Held with the Fund	of Time Served	Past 5 Years	or Officer

“Disinterested Persons”
John R. Bradford, Ph.D. Age: 82 Address: 3112 — 42nd Street Lubbock, Texas 79413	Director	Indefinite, until successor elected Since 1993	Vice President of Development of Compliance Services Group, Inc., an international integrated environmental management consulting and engineering service company.	None
John H. Wilson Age: 62 Address: 1500 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240	Director	Indefinite, until successor elected Since 1992	President of U.S. Equity Corporation, a venture capital firm since 1983.	Capital Southwest Corporation, Encore Wire Corporation, Palm Harbor Homes, Inc.
“Interested Persons”
Gary B. Wood, Ph.D.* Age: 55 Address: 1500 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240	President, Treasurer and Director	Indefinite, until successor elected (as Director) One-year term (as officer) Since 1987	President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an investment advisory firm affiliated with the Advisor. He is also Chairman of the Board and Interim CEO of International Hospital Corporation and its Subsidiaries which owns, develops and manages private healthcare facilities in Mexico, Central America and Brazil.	OmniMed Corporation eOriginal, Inc.
John A. Stetter Age: 49 Address: 1500 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240	Secretary	One-year term Since 1998	Vice President and Portfolio Manager for the Advisor.	None

*	Dr. Wood is a director who is an “interested person” of FUND as that term is defined in the Investment Company Act of 1940.

     For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 404-1500 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted Proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available by calling (972) 404-1500 and requesting a copy or on the website of the Securities and Exchange Commission.

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, by calling (972) 404-1500 to request a copy which will be sent to you without charge; and the Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1(800) SEC-0330.

INVESTMENT ADVISOR
  Concorde Investment Management
  1500 Three Lincoln Centre
  5430 LBJ Freeway
  Dallas, Texas 75240

OFFICERS

Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS

John R. Bradford, Ph.D.
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT
  U.S. Bancorp Fund Services, LLC
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

INDEPENDENT CERTIFIED

PUBLIC ACCOUNTANTS
  Brad A. Kinder, CPA
  400 Parker Square
  Suite 250-K
  Flower Mound, Texas 75028

LEGAL COUNSEL

  Foley & Lardner
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TELEPHONE

  (972) 404-1500
  (Fund information)

  (800) 294-1699

  (Shareholder account information)

A NO-LOAD

MUTUAL FUND

ANNUAL REPORT

Dated September 30, 2004

Item 2. Code of Ethics. Registrant has adopted a code of ethics. See attached Item 11(a)(1).

Item 3. Audit Committee Financial Expert. Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert”; as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees billed: fiscal years ended 9/30/04 of $14,000 and 9/30/03 of $14,000

(b)	Audit Related Fees billed: none

(c)	Tax Fees billed: fiscal years ended 9/30/04 of $2,500 and 9/30/03 of $2,500

(d)	All Other Fees billed: none

(e) (1) to approve prior to appointment the engagement of the registrant’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the registrant’s independent auditors;

(2)0%

(f)	Not applicable.

(g)	Advisor was billed $1,000 for tax return preparation for 2003 return.

(h) It was determined by the audit committee of the board of directors that preparation of the advisor’s tax return as noted in (g) did not compromise the auditor’s independence.

Item 5. Audit Committee of Listed Registrants. Not applicable

Item 6. Schedule of Investments. Included in the report to stockholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)	The disclosure controls and procedures of the registrant are periodically evaluated by the principal executive officer or principal financial officer or persons performing similar functions. As of November 10, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)	The internal controls of the Fund are periodically evaluated. Since, November 10, 2004, the date of the last evaluation, there have been no significant changes in the Fund’s internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

Item 11. Exhibits.

(a)	(1) Code of Ethics — EX-99.CODE ETH

(2) Certifications — EX-99.CERT

(3) Not applicable.

(b)	CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT — EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CONCORDE FUNDS, INC.

By:	/s/ GARY B. WOOD

Gary B. Wood, President

Date	November 18, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ GARY B. WOOD

Gary B. Wood, Principal Executive Officer

Date	November 18, 2004

By:	/s/ GARY B. WOOD

Gary B. Wood, Principal Financial Officer

Date	November 18, 2004

*	Print the name and title of each signing officer under his or her signature.